SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 9, 2003
                                                           ------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


          Michigan                        033-71544              38-1841410
          --------                        ---------              ----------
(State or other jurisdiction             Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


        30200 Telegraph Road, Suite 105                            48025
                                                                   -----
            Bingham Farms, Michigan
    (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number including area code: (248) 644-7110
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 9.  Regulation FD Disclosure
         ------------------------

         On July 9, 2003, Malan Realty Investors, Inc. issued a press release regarding the litigation between Malan and Anthony S. Gramer, Malan's former President and Chief Executive Officer. The press release is furnished as
Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

99.1     Press release issued July 9, 2003




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



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MALAN REALTY INVESTORS, INC.
                                       (registrant)



July 10, 2003                          By:   /s/ Elliott J. Broderick
                                          --------------------------------------
                                             Elliott J. Broderick
                                             Chief Financial Officer, Secretary
                                             and Treasurer




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